                                                                   EXHIBIT 99.5


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated January 22, 1999 included in Coltec Industries Inc's Annual Report on Form 10-K for the year ended December 31, 1998 into the following The B.F. Goodrich Company Registration Statements and in the related Prospectuses:

Registration
Number          Description Of Registration Statement                Filing Date
------          -------------------------------------                -----------

33-20421        The B.F.Goodrich Company Key Employees'              March 1, 1988
                Stock Option Plan -- Form S-8

2-88940         The B.F.Goodrich Company Retirement Plus             April 28, 1989
                Savings Plan -- Post-Effective Amendment
                No. 2 to Form S-8

33-29351        The Rohr Industries, Inc. 1988 Non-Employee          June 19, 1989
                Director Stock Option Plan -- Form S-8

33-49052        The B.F.Goodrich Company Key Employees'              June 26, 1992
                Stock Option Plan -- Form S-8

33-59580        The B.F.Goodrich Company Retirement Plus             March 15, 1993
                Savings Plan for Wage Employees -- Form S-8

333-03293       The B.F.Goodrich Company Stock Option Plan --        May 8, 1996
                Form S-8

333-03343       Common Stock -- Form S-3                             May 8, 1996

333-19697       The B.F.Goodrich Company Savings                     January 13, 1997
                Benefit Restoration Plan -- Form S-8

333-53877       Pretax Savings Plan for the Salaried Employees       May 29, 1998
                of Rohr, Inc. (Restated 1994) and Rohr, Inc.
                Savings Plan for Employees Covered by Collective
                Bargaining Agreements (Restated 1994) -- Form S-8

333-53879       Directors' Deferred Compensation Plan -- Form S-8    May 29, 1998

333-53881       Rohr, Inc. 1982 Stock Option Plan,                   May 29, 1998
                Rohr, Inc. 1989 Stock Incentive Plan and Rohr, Inc.
                1995 Stock Incentive Plan -- Form S-8

333-74987       Common Stock and Guarantee - Form S-3                March 24, 1999

333-76297       Coltec Industries Inc 1992 Stock Option Plan         April 14, 1999
                and Coltec Industries Inc 1994 Stock Option
                Plan for Outside Directors - Form S-8

333-77023       The B.F.Goodrich Company Stock Option Plan -         April 26, 1999
                Form S-8


/s/ Arthur Andersen LLP
Charlotte, North Carolina
September 24, 1999